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                                                                     EXHIBIT 3.1

Incorporated under the Laws             1996            of the State of Delaware
        [SEAL]                         [SEAL]                   [SEAL]

                       VIATECH COMMUNICATIONS GROUP, INC.
    Authorized Capital Stock: 20,000,000 Shares - Par Value $.0001 Per Share


This Certifies that______________________________________________________is the
registered holder of_____________________________________________________Shares
transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this_______________day of___________________________A.D. 19__


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                        SECRETARY                                    PRESIDENT
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FOR VALUE RECEIVED________________________HEREBY SELL, ASSIGN AND TRANSFER UNTO


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Please Insert Social Security
     or Other Identifying
      Number of Assignee

________________________________________________________________________________


______________________________________________________________SHARES REPRESENTED
BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND

APPOINT_________________________________________________________________ATTORNEY
TO TRANSFER THE SAID SHARES ON THE SHARE REGISTER OF THE WITHIN NAMED CORPORATION, WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.



DATED_______________________19__

IN PRESENCE OF____________________________  ____________________________________

__________________________________________  ____________________________________


NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST
CORRESPOND WITH THE NAME AS WRITTEN UPON THE
FACE OF THE CERTIFICATE. IN EVERY PARTICULAR,
WITHOUT ALTERATION OR ENLARGEMENT, OR ANY
CHANGE WHATEVER.